[PHOTO]


ANNUAL
REPORT

NOVEMBER 30, 1998

VANGUARD FLORIDA
INSURED LONG-TERM
TAX-EXEMPT FUND



[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 8,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

This year, our report cover pays homage to three anniversaries, each of great significant to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto--"Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2.

- The 70th anniversary, on December 28, of the incorporation of Vanguard Wellington Fund. It was the nation's first balanced mutual fund, and is one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                    [PHOTO]

                                    CONTENTS

                                  A MESSAGE TO
                                OUR SHAREHOLDERS
                                        1

                                 THE MARKETS IN
                                   PERSPECTIVE
                                        7

                                   REPORT FROM
                                   THE ADVISER
                                        9

                               PERFORMANCE SUMMARY
                                       11

                                  FUND PROFILE
                                       12

                              FINANCIAL STATEMENTS
                                       14

                                    REPORT OF
                             INDEPENDENT ACCOUNTANTS
                                       23

                        All comparative mutual fund data
                        are from Lipper or Morningstar,
                            unless otherwise noted.

DEAR SHAREHOLDER,

[PHOTO]                  [PHOTO]

John J. Brennan          John C. Bogle
Chairman & Ceo           Senior Chairman

Interest rates declined on balance during the twelve months ended November 30, 1998--the fiscal year for Vanguard Florida Insured Long-Term Tax-Exempt Fund--providing a significant boost to prices of tax-exempt municipal bonds. In this bond-friendly environment, our fund provided an excellent total return of +8.0% that surpassed the return of its average peer.

       The adjacent table presents the fund's twelve-month return along with its income and capital components. The fund's total return (capital change plus reinvested dividends) is based on a change in net asset value from $11.21 per share on November 30, 1997, to $11.54 per share on November 30, 1998, adjusted for dividends totaling $0.551 per share paid from net investment income. At the end of the fiscal year, the Insured Long-Term Tax-Exempt Fund's yield stood at 4.33%.

--------------------------------------------------------------------------------
                                                 COMPONENTS OF TOTAL RETURN
                                             FISCAL YEAR ENDED NOVEMBER 30, 1998
                                            ------------------------------------
                                             INCOME         CAPITAL        TOTAL
--------------------------------------------------------------------------------
Florida Insured Long-Term
    Tax-Exempt Fund                           +5.1%          +2.9%         +8.0%
--------------------------------------------------------------------------------


FINANCIAL MARKETS IN REVIEW

During the twelve months ended November 30, investors fretted over a variety of developments both here and abroad, from the debt problems of foreign governments to a huge hedge-fund bailout to growing concern about corporate profits. Overall, the uncertainty made for a tumultuous, but ultimately rewarding, period in the equity markets and a fine fiscal year for bonds.

       The yield of the benchmark 30-year U.S. Treasury bond fell about 100 basis points on balance, ending the period at 5.06% after bottoming out at 4.72% in early October. During the autumn, the Federal Reserve Board trimmed short-term rates three times in seven weeks by a total of 0.75 percentage point, citing the strain of international woes on the U.S. economy. The economy continued to exhibit steady growth (about 3% during the period) and inflation remained low. Consumer prices were up just 1.5% for the fiscal year.

       Of course, as interest rates drop, bond prices rise. That meant outstanding returns for bonds during the fiscal year, particularly for longer-maturity issues, which benefit most from interest-rate declines. The Lehman Brothers Long U.S. Treasury Bond Index earned a total return of +15.7%, with its +7.2% income return augmented by an +8.5% capital return.

       Yields on high-grade long-term municipal bonds did not fall as far as those for Treasury securities. Top-rated long-term municipal bonds ended the fiscal year with a yield of 4.89%, down from 5.25% at the end of November 1997. Yields on top-grade (MIG-1) 3-month notes, which are more sensitive than longer-term issues to changes in short-term interest rates, declined on balance to 2.95% from 3.80% a year earlier. For the twelve months, the Lehman 10 Year Municipal Bond Index, a good measure of the long-term municipal market, returned +8.1%--an outstanding return considering the tax advantages of municipal bonds and the extremely low inflation rate.

       The U.S. stock market, meanwhile, weathered a severe summer storm that drove the broad market down nearly -20% and clipped more than 40% from the value of many smaller stocks. A swift recovery ensued during the final three months of the fiscal year, and for the twelve months, the Standard & Poor's 500 Composite Stock Price Index was up +23.7%.

       The 1998 fiscal year will likely be remembered as a period of extraordinary relative value in the municipal bond market. On November 30, yields on long-term U.S. Treasuries and long-term municipal bonds were nearly identical--a truly remarkable occurrence, given that income from state-specific municipal bond funds is exempt from federal, state, and local taxes for state residents. The yield convergence has been the result of several factors. Treasury bonds benefited from both an easing of inflation fears and a "flight to quality" by foreign investors--particularly from Asia--who bought Treasury securities to protect themselves from declines in their currencies versus the U.S. dollar. Meanwhile, new Treasury issuance dropped--thanks to the federal budget surplus--and issuance of new municipal bonds soared, dampening prices a bit and keeping yields high in relation to Treasuries.

       Throughout the summer and into the fall, yields of long-term municipal bonds were equal to about 98% of the yield on comparable Treasuries, and on several occasions muni yields matched or even slightly exceeded Treasury yields. To be sure, this phenomenon is temporary, but it made municipal bonds as valuable in relation to Treasuries as they've ever been. Historically, municipal bonds have offered a yield equal to about 84% of the yield on Treasury bonds.

       It's always important to view the performance of bonds in the proper perspective, especially after a year when declining interest rates pushed returns higher. As you may recall, during the past two fiscal years bond prices received only a small capital boost. Just four years ago, in 1994, interest rates rose sharply and bond prices plunged, providing a painful lesson about the volatility of bond-fund returns. It is also important for investors to understand that the ever-present fluctuations in the bond market tend to offset each other over longer periods, leaving the rate of interest income as the dominant long-term source of bond returns.

FISCAL 1998 PERFORMANCE OVERVIEW

The +8.0% return of the Vanguard Florida Insured Long-Term Tax-Exempt Fund topped the +7.4% return of the average Florida tax-exempt bond fund and even surpassed the +7.8% return of the unmanaged Lehman Municipal Bond Index. This index, which includes municipal bonds from across the country, is a notoriously tough competitor because it does not incur the "real world" operating expenses and transaction costs that all mutual funds must bear. Though the majority of our total return came from interest income, the fund earned a capital return of +2.9% that reflected the interest-rate decline.

THE MUNICIPAL BOND TAX ADVANTAGE

The income earned by our fund is exempt from federal income tax. At current yields, that means that investors in the Florida Insured Long-Term Tax-Exempt Fund who are taxed at the highest marginal tax rate can earn an astounding 65% more after-tax income than they could in a comparable long-term taxable bond fund. To look at this another way, a yield of 5.1% on a tax-exempt long-term bond would be the equivalent of an 8.4% taxable yield for Florida taxpayers subject to the highest tax rate.

       This remarkable advantage is illustrated in the table below, which compares the annual net income earned on tax-exempt and taxable U.S. Treasury securities as of November 30, 1998, assuming a $100,000 investment.

       Of course, in terms of credit quality, state-specific municipal bond funds, by definition, don't match up to U.S. Treasury bond funds, whose securities are backed by the full faith and credit of the U.S. government. Also, single-state municipal bond funds lack geographic diversification. Private insurance on the bonds in our Long-Term Tax-Exempt Fund, however, substantially mitigates these additional credit risks. Though the insurance does not provide protection against fluctuations in the fund's value, it guarantees full payment of interest and principal for our bond holdings.


----------------------------------------------------------------
                                ILLUSTRATION OF INCOME FROM A
                                HYPOTHETICAL $100,000 INVESTMENT
----------------------------------------------------------------
Taxable gross income                         $5,100
Less taxes (39.6%)                           (2,000)
Net after-tax income                          3,100
----------------------------------------------------------------
Tax-exempt income                            $5,100
----------------------------------------------------------------
Tax-exempt income advantage                  $2,000
----------------------------------------------------------------
Percentage advantage                            65%
----------------------------------------------------------------

This illustration assumes current yields (as of November 30, 1998) of 5.1% for long-term U.S. Treasury bonds and 5.1% for long-term municipals. The tax adjustment assumes the top federal tax rate of 39.6%; local taxes are not considered. The illustration is not intended to represent future results.


LONG-TERM PERFORMANCE OVERVIEW

Vanguard Florida Insured Long-Term Tax-Exempt Fund was launched six years ago to provide Florida investors with a high level of tax-exempt income. While the true test of the fund will come over a longer period, it is heartening to see that it has established a fine competitive record over its life span.

       The table below compares the performance of the fund since its September 1, 1992, inception with that of its average peer mutual fund. It also presents the current value of a hypothetical $10,000 investment made at our fund's inception.

       Our advantage is explained, in part, by our much lower expenses, a factor that helps us toward our goal of providing returns that exceed those of competitive norms. During the 1998 fiscal year, our fund had an expense ratio (annual expenses as a percentage of average net assets) of 0.20%, far below the 1.03% charged by the average long-term state tax-exempt fund. We believe this powerful advantage is sustainable. Another reason for our success is the skillful management of our investment adviser, Vanguard Fixed Income Group, which has helped guide our fund to its superior record while maintaining the highest investment quality in the industry.

-------------------------------------------------------------------------------------------------------------------------
                                                                              TOTAL RETURNS
                                                                 SEPTEMBER 1, 1992,* TO NOVEMBER 30, 1998
                                                  -----------------------------------------------------------------------
                                                                                             FINAL VALUE OF
                                                             AVERAGE                           A $10,000
                                                           ANNUAL RATE                    INITIAL INVESTMENT**
                                                  -----------------------------------------------------------------------
                                                                    AVERAGE                      AVERAGE
                                                    VANGUARD       COMPETING      VANGUARD      COMPETING       VANGUARD
                                                      FUND           FUND           FUND           FUND         ADVANTAGE
-------------------------------------------------------------------------------------------------------------------------
Florida Insured Long-Term Tax-Exempt Fund          +7.8%            +6.8%         $15,966        $15,077          $889
-------------------------------------------------------------------------------------------------------------------------

 *Fund inception.

**Assuming reinvestment of all income dividends and capital gains distributions.

       We emphasize that the longer-term return shown in the table is higher than investors should expect with interest rates at current levels. Our fund's returns have been boosted by capital appreciation due to generally declining interest rates since 1992. But interest rates cannot decline forever. Investors looking for a realistic forecast of future returns on long-term bonds should not regard past returns as a guide. The best indicator of the average future return on long-term bonds--and it is not a perfect predictor--is the current yield on those bonds.

IN SUMMARY

The excellent returns earned by bonds over the past twelve months--as well as over the past decade--should not lull investors into a false sense of security about the safety of bonds or the reliability of returns. Bond returns will inevitably revert to their historical (lower) averages, possibly with little or no warning.

       We believe that the specific risks of bonds, and the general risks of investing, can be managed by a balanced investment program that includes stock funds, bond funds, and money market funds suited to an individual's objectives, time horizon, tolerance for risk, and financial situation. Once you have such a program, you should be prepared to stick with it through good times and bad.

/s/ JOHN C. BOGLE                        /s/ JOHN J. BRENNAN

John C. Bogle                            John J. Brennan
Senior Chairman                          Chairman and
                                         Chief Executive Officer
December 18, 1998

NOTE: You'll observe that we have made a minor change in the name of the Vanguard Florida Insured Long-Term Tax-Exempt Fund. We replaced the word "Tax-Free" with "Tax-Exempt" and replaced "Portfolio" with "Fund" as part of a broader effort to clarify the names in our fund lineup.

NOTICE TO SHAREHOLDERS

At a special meeting on July 24, 1998, shareholders of the Vanguard Florida Insured Long-Term Tax-Exempt Fund overwhelmingly approved six proposals. The proposals and voting results were:

1. REORGANIZATION INTO A DELAWARE BUSINESS TRUST. Based on the fund's assets at the time of the vote, this change will reduce the amount of state taxes paid each year by some Vanguard funds. The Vanguard Florida Insured Long-Term Tax-Exempt Fund will not realize any tax savings as a result of the change, but the fund will benefit from the efficiency of being organized the same way as all other Vanguard funds. Approved by 96.54% of the shares voted, as follows:


      ----------------------------------------------------------
                FOR             AGAINST             ABSTAIN
      ----------------------------------------------------------
            37,539,728          559,049            785,275
      ----------------------------------------------------------

2A. INVESTMENT LIMITATION CHANGES--INTERFUND LENDING PROGRAM. This change permits the Florida Insured Long-Term Tax-Exempt Fund to participate in Vanguard's interfund lending program, which allows funds to loan money to each other if--and only if--it makes good financial sense to do so on both sides of the transaction. The interfund lending program won't be an integral part of the fund's investment program; it is a contingency arrangement for managing unusual cash flows. Approved by 92.70% of the shares voted, as follows:


      -----------------------------------------------------------
              FOR               AGAINST             ABSTAIN
      -----------------------------------------------------------
           36,045,325          1,595,450          1,243,277
      -----------------------------------------------------------

2B. INVESTMENT LIMITATION CHANGES--BORROWING MONEY AND PLEDGING ASSETS. This change sets standard limits of 15% of net assets on the amount of money Vanguard funds can borrow from all sources and on the amount of assets that can be pledged to secure any loans. Approved by 89.70% of the shares voted, as follows:


      -------------------------------------------------------------
                FOR                AGAINST             ABSTAIN
      -------------------------------------------------------------
             34,878,516           2,811,757          1,193,777
      -------------------------------------------------------------

2C. INVESTMENT LIMITATION CHANGES--INVESTMENTS IN SECURITIES OWNED BY AFFILIATES. This change eliminates the fund's policy of avoiding investments in securities that are owned in certain amounts by Trustees, officers, and key advisory personnel. This policy was well-intentioned but wrongly focused and unnecessary in light of the fund's Code of Ethics and other regulatory protections against conflicts of interest on the part of fund management. Approved by 92.16% of the shares voted, as follows:


      ----------------------------------------------------------
               FOR              AGAINST            ABSTAIN
      ----------------------------------------------------------
            35,836,200         1,840,627         1,207,224
      ----------------------------------------------------------

                                                        (continued on next page)

2D. INVESTMENT LIMITATION CHANGES--BONDS SECURED BY INTERESTS IN OIL, GAS, OR MINERAL PROGRAMS. This change amends a policy prohibiting investments in interests in oil, gas, or other mineral exploration or development programs. While the funds still cannot invest directly in oil, gas, or mineral programs, the change clarifies that the funds can invest in bonds and money market instruments secured by interests in these programs. Approved by 90.77% of the shares voted, as follows:


      ------------------------------------------------------------
                 FOR               AGAINST            ABSTAIN
      ------------------------------------------------------------
             35,293,944           2,303,924         1,286,184
      ------------------------------------------------------------

2G. INVESTMENT LIMITATION CHANGES--INVESTMENTS IN INDUSTRIAL REVENUE BONDS. This change eliminates a policy imposing special restrictions on investments in industrial revenue and development bonds. The change allows the fund to invest in industrial revenue and development bonds without limit, subject to its usual stringent quality and maturity guidelines. Approved by 91.61% of the shares voted, as follows:


      -------------------------------------------------------------
                FOR              AGAINST             ABSTAIN
      -------------------------------------------------------------
            35,620,286          1,744,394          1,519,371
      -------------------------------------------------------------

THE MARKETS IN PERSPECTIVE
[VANGUARD LOGO]
YEAR ENDED NOVEMBER 30, 1998

U.S. financial markets produced solid overall gains during the fiscal year ended November 30. The S&P 500 Index gained 23.7% for the 12-month period, overcoming a sharp summer setback. Bond prices rose as interest rates declined. Returns from overseas stock markets varied widely, with big gains in Europe and losses in most other markets.

U.S. STOCK MARKETS

The stock market's gains during the fiscal year were concentrated in large-capitalization growth stocks. Within the S&P 500 Index, the growth stocks rose 33.7%, while the value stocks were up 13.2%. The market's overall bias toward large-caps showed starkly in the contrast between the S&P 500 and other indexes. While the S&P 500 was rising 23.7%, the rest of the market returned a paltry 2.6%, as measured by the Wilshire 4500 Equity Index. Small-cap stocks, as represented by the Russell 2000 Index, did even worse--a negative return of 6.6%.

       The market's ascent was not without incident, even for large-cap stocks. After rising strongly to a record high on July 17, the S&P 500 fell by 19.2% during the following six weeks, just shy of the 20% mark generally considered the boundary distinguishing a bear market from a mere "correction." Declines were certifiably bearish for smaller stocks, however.


------------------------------------------------------------------------------------
                                                      AVERAGE ANNUALIZED RETURNS
                                                    PERIODS ENDED NOVEMBER 30, 1998
                                                   ---------------------------------
                                                   1 YEAR        3 YEARS     5 YEARS
------------------------------------------------------------------------------------
STOCKS
    S&P 500 Index                                   23.7%         26.7%       23.0%
    Russell 2000 Index                              -6.6          10.3        11.3
    MSCI EAFE Index                                 16.8           9.3        10.2
------------------------------------------------------------------------------------
BONDS
    Lehman Aggregate Bond Index                      9.5%          7.7%        7.3%
    Lehman 10 Year Municipal Bond Index              8.1           6.9         6.8
    Salomon Smith Barney 3-Month
       U.S. Treasury Bill Index                      5.1           5.2         5.1
------------------------------------------------------------------------------------
OTHER
    Consumer Price Index                             1.5%          2.2%        2.4%
------------------------------------------------------------------------------------

       The July-August tumble in stock prices reflected a number of factors that collectively raised the anxiety level for many investors. Among these were deteriorating corporate earnings reports and forecasts, Russia's default on its debts, and a continuance of economic weakness in Asia. The persistence of Asia's economic troubles--which first surfaced in mid-1997--began to slow the economic expansions in the United States and Europe.

       The rebound in stocks late in the fiscal year occurred even though several sources of uncertainty remained, including doubts about global economic growth and reductions in securities analysts' forecasts of future corporate earnings. Stock prices got considerable help from the decline in interest rates. (Low inflation and low interest rates help stock prices by raising the estimated value of future dividends and earnings.)

       Three forces clearly shaped the performance of industry sectors. They could be summarized as faith (the buoyant confidence of consumers), fear (related to the effects of economic troubles abroad), and fortresses (companies somewhat protected from competition).

       In contrast to the cautious stance of investors during fiscal 1998, U.S. consumers threw caution to the wind. Feeling flush because of plentiful jobs (the nation's unemployment rate was 4.4% at fiscal year-end) and rising wages, consumers spent a record proportion of their income. Not surprisingly, then, two big gainers among sectors of the S&P 500 Index were consumer discretionary firms, such as retailers (+26%) and consumer staples (+22%).

       Fear was a factor in the lagging returns in industry groups considered to be vulnerable to slowing global growth, falling commodity prices, and tougher price competition from foreign suppliers. Among these--all traditional value sectors--were firms in the "other energy" category (-37%); chemical and other materials & processing firms (essentially a zero return); and makers of producer durables such as airplanes and machinery (+2%). Conversely, utilities did well (+35%) in part because they are seen as relatively insulated from foreign competition or economic woes. Fortresses are companies perceived as relatively safe from competitors because of patented products or brands. Such companies led the year's best-performing sectors: technology (+49%) and health care (+43%).

U.S. BOND MARKETS

Interest rates declined during the fiscal year, especially for U.S. Treasury securities, which benefited from heightened aversion to risk among investors and from a slight decrease in supply, thanks to a $70 billion federal budget surplus. The Federal Reserve Board had the flexibility to cut short-term rates in three quarter-point steps in the autumn because inflation was remarkably tame--consumer prices rose just 1.5% for our fiscal year.

       In this bond-friendly environment, yields on long-term Treasury issues fell by roughly 100 basis points (1 percentage point), with the 30-year Treasury bond ending the fiscal year at 5.06%. Lower rates mean higher prices for bonds, and the Lehman Brothers Long U.S. Treasury Bond Index earned a total return of 15.7%, an astounding margin of some 14 percentage points over the inflation rate.

       Reflecting investors' flight to quality and worries about slowing economic growth, prices fell for high-yield "junk" bonds. Even high-quality corporate bonds and mortgage-backed securities did not rise in price as far as Treasury securities. Mortgage bonds tend to lag Treasuries during periods when falling rates lead to greater refinancing activity by homeowners, resulting in unwanted prepayments of principal. The Lehman Aggregate Bond Index, which comprises high-quality corporate and mortgage-backed bonds as well as Treasuries, and has an intermediate-term average maturity, earned 9.5%.

       Yields on long-term municipal bonds declined only modestly during the fiscal year, and by November 30 were only slightly lower than yields on comparable Treasury securities. This was striking because the interest on municipals is exempt from federal income tax.

INTERNATIONAL STOCK MARKETS

Europe's stock markets outdistanced even the S&P 500 Index, but Asian and Latin American markets were generally down during the fiscal year. As a group, European stocks earned 27.8% in U.S.-dollar terms. Europe's bull market was fueled by continuing economic growth, lower interest rates, increased corporate merger activity, and optimism about the effects of the euro, a common currency due to be adopted in 1999 by 11 nations.

       Japan's stock market continued to suffer from the effects of a severe recession and a shaky banking system. Stocks in Tokyo fell 4.5% in U.S.-dollar terms. Elsewhere in Asia, returns were mixed, ranging from a rebound of 21% in South Korea, through Australia's 11% gain, to big losses in Indonesia (-52%), Malaysia (-42%), New Zealand (-25%), and Singapore (-18%). Losses were steep throughout Latin America, including Mexico (-32%), Venezuela (-59%), Brazil (-20%), and Chile (-22%).

REPORT FROM THE ADVISER
[VANGUARD LOGO]

During the fiscal year ended November 30, nervous global investors flocked to the safety of U.S. Treasury securities. The "flight to quality" began with the collapse of Asian markets early in the year, then spread throughout the emerging economies of the world. With each round of negative world events, U.S. Treasury yields fell as investors bid up bond prices. In contrast to the volatility in world financial markets, sailing was smooth for the U.S. economy, which produced stable growth and low inflation. The Federal Reserve Board initially was reluctant to lower short-term interest rates in the face of the fundamental strength of the domestic economy; however, signs of international economic calamity loomed ever larger, threatening future U.S. growth. By the second half of our fiscal year, it was clear that domestic export-sensitive sectors were slowing, and stock market volatility increased. The Fed then cut short-term interest rates by a total of three-quarters of a percentage point. To date, the Fed's action has helped calm the fears of a worldwide credit crunch and stemmed investors' flight from risk. We will have to wait and see whether the worst is over for global markets.

       As one would expect, municipal bond yields fell in sympathy with the decline in Treasury yields. However, a large supply of new tax-exempt bonds muted the price increases. Consequently, municipal bonds underperformed their Treasury bond counterparts. During the fiscal year, the benchmark 30-year U.S. Treasury bond yield declined nearly a full percentage point (from 6.05% to 5.06%). In contrast, the yield on an AAA-rated tax-exempt bond of similar maturity declined only three-tenths of 1 percent (from roughly 5.2% to 4.9%), and produced commensurately less price appreciation.

       As noted, the supply of new tax-exempt bonds grew dramatically during our fiscal year. Two factors led to this increase in municipal debt. First, as interest rates declined, municipalities rushed to issue new bonds that would refinance their older, higher-coupon debt. Second, the financial strength of many states and localities improved as robust economic performance boosted tax revenues. This increased financial sustenance allowed many issuers to fund new capital projects with tax-exempt debt. In all, tax-exempt issuance for the year was up 27% to $278 billion in new bonds.

       This abundance of new bonds offers unique value to investors in longer-term municipal issues. As of our fiscal year-end, the yield on a high-quality, long-maturity municipal bond was equal to an unusually high 96.8% of the yield on a comparable U.S. Treasury security. At certain points during the fiscal period, AAA-rated insured municipal bonds actually offered yields higher than Treasury bonds, a situation not seen since 1986. For investors in the maximum federal tax bracket (39.6%), high-grade municipal bonds offer about 3 percentage points in additional taxable-equivalent yield over comparable U.S. Treasuries. Our state tax-exempt funds further boost after-tax returns by providing income exempt from state tax. In the past, municipal bond yields have not stayed high relative to Treasury bonds for long. However, because of the persistence of global uncertainty and its beneficial effect on prices of Treasury bonds, it's hard to predict when municipal yields will return to more-normal levels. In the meantime, longer-term municipal bonds are a steal.

       The high credit quality of the Vanguard Florida Insured Long-Term Tax-Exempt Fund played an important role in our strong performance relative to peers. Early in our fiscal year, demand was quite strong for the higher yields of uninsured bonds and those of speculative-grade credit quality. Market participants disregarded the added credit risk they were assuming. Demand for lower-quality securities was so high that investors accepted ever-smaller yield premiums for assuming the extra credit risk, and yield spreads between bonds of different quality tightened. But the bankruptcy of a major Pennsylvania hospital group in summer 1998 caused many bondholders to reconsider the relationship between yield and credit quality.

       Investors in Vanguard's insured single-state tax-exempt funds receive additional credit protection. Although this municipal bond insurance does not protect against changes in market value, it does guarantee the timely payment of principal and interest. Our single-state tax-exempt funds are able to offer the dual benefits of high credit quality and attractive yields year after year because of our low expenses. Our emphasis on high credit quality should allow our shareholders to sleep comfortably.

       Over time, the simple combination of a disciplined risk approach with low expenses has proven to be a powerful force for maximizing total return for shareholders. Our continued focus on these basics produced the desired results in fiscal 1998.

Ian A. MacKinnon, Managing Director
Pamela Wisehaupt Tynan, Principal
Reid O. Smith, Principal
John M. Carbone, Principal
Danine A. Mueller, Principal
Christopher M. Ryon, Principal
Kathryn Allen, Principal
Vanguard Fixed Income Group

December 10, 1998

INVESTMENT PHILOSOPHY

The fund reflects a belief that a high level of current income exempt from federal income tax and Florida's intangible personal property tax can be achieved by investing primarily in long-term insured bonds issued by state, county, and municipal governments in Florida.

PERFORMANCE SUMMARY
FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: SEPTEMBER 1, 1992-NOVEMBER 30, 1998
---------------------------------------------------------------
                    FLORIDA INSURED LONG-TERM
                        TAX-EXEMPT FUND               LEHMAN*
FISCAL        CAPITAL       INCOME        TOTAL        TOTAL
YEAR          RETURN        RETURN       RETURN       RETURN
---------------------------------------------------------------
1992            1.6%         1.2%          2.8%         1.8%
1993            6.9          5.5          12.4         11.1
1994          -11.0          4.9          -6.1         -5.2
1995           13.8          6.3          20.1         18.9
1996            1.2          5.3           6.5%         5.9
1997            1.3          5.2           6.5          7.2
1998            2.9          5.1           8.0          7.8
---------------------------------------------------------------

*Lehman Municipal Bond Index.

See Financial Highlights table on page 20 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: SEPTEMBER 1, 1992-NOVEMBER 30, 1998
-----------------------------------------------------------
9/1/92            10000             10000             10000
1992 11           10284             10196             10179
1993 02           11020             10901             10778
1993 05           11087             10930             10833
1993 08           11489             11382             11257
1993 11           11558             11442             11307
1994 02           11621             11463             11375
1994 05           11403             11063             11100
1994 08           11500             11145             11277
1994 11           10855             10475             10716
1995 02           12057             11514             11593
1995 05           12475             12077             12115
1995 08           12465             12008             12278
1995 11           13031             12592             12742
1996 02           13230             12645             12874
1996 05           12950             12475             12669
1996 08           13241             12614             12921
1996 11           13872             13183             13492
1997 02           13921             13187             13584
1997 05           14066             13405             13718
1997 08           14440             13685             14116
1997 11           14779             14036             14459
1998 02           15158             14394             14825
1998 05           15359             14660             15004
1998 08           15724             14862             15337
1998 11           15966             15077             15581

                                                              AVERAGE ANNUAL TOTAL RETURNS
                                                             PERIODS ENDED NOVEMBER 30, 1998
                                                           -----------------------------------
                                                                                       SINCE             FINAL VALUE OF A
                                                           1 YEAR       5 YEARS      INCEPTION          $10,000 INVESTMENT
--------------------------------------------------------------------------------------------------------------------------
       Florida Insured Long-Term Tax-Exempt Fund            8.03%        6.68%         7.78%                 $15,966
       Average Florida Tax-Exempt Fund                      7.42         5.67          6.80                   15,077
       Lehman Municipal Bond Index                          7.76         6.62          7.36                   15,581
--------------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1998*
----------------------------------------------------------------------------------------------------------------------------
                                                                                                     SINCE INCEPTION
                                                  INCEPTION                                  -------------------------------
                                                    DATE          1 YEAR       5 YEARS       CAPITAL      INCOME      TOTAL
----------------------------------------------------------------------------------------------------------------------------
Florida Insured Long-Term Tax-Exempt Fund         9/1/1992         8.93%        6.52%         2.61%       5.37%       7.98%
----------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FUND PROFILE
FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics as of November 30, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 13.

FINANCIAL ATTRIBUTES
------------------------------------------------------------
                         FLORIDA INSURED             LEHMAN
                               LONG-TERM             INDEX*
------------------------------------------------------------
Number of Issues                     153             47,383
Yield                               4.3%               4.4%
Yield to Maturity                   4.4%                 --
Average Coupon                      5.6%               5.5%
Average Maturity               9.4 years         13.5 years
Average Quality                      AAA                AA+
Average Duration               6.8 years          7.2 years
Expense Ratio                      0.20%                 --
Cash Reserves                       0.0%                 --

*Lehman Municipal Bond Index.

INVESTMENT FOCUS
-----------------------
[GRAPH]

VOLATILITY MEASURES
-----------------------------------------------------
                     FLORIDA INSURED          LEHMAN
                           LONG-TERM          INDEX*
-----------------------------------------------------
R-Squared                       0.97           1.00
Beta                            1.17           1.00

*Lehman Municipal Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------------
AAA                                             96.2%
AA                                               3.8
A                                                0.0
BBB                                              0.0
BB                                               0.0
B                                                0.0
Not Rated                                        0.0
-----------------------------------------------------
Total                                          100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-----------------------------------------------------
Under 1 Year                                     4.1%
1-5 Years                                       11.0
5-10 Years                                      39.8
10-20 Years                                     37.9
20-30 Years                                      7.2
Over 30 Years                                    0.0
-----------------------------------------------------
Total                                          100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by 1 percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a fund's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

FINANCIAL STATEMENTS
NOVEMBER 30, 1998

[VANGUARD LOGO]

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Securities are grouped and subtotaled according to their insured or noninsured status. Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

       At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND                            COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (100.9%)
-------------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (96.6%)
Alachua County FL Health Fac. (Shands Teaching Hosp.)                 6.25%    12/1/2011 (1)         $ 3,095      $ 3,647
Alachua County FL Health Fac. (Shands Teaching Hosp.)                 6.25%    12/1/2016 (1)           8,695       10,157
Alachua County FL Health Fac. VRDO (Shands Teaching Hosp.)            3.15%    12/2/1998 (1)           3,000        3,000
Boynton Beach FL Util. System                                         6.25%    11/1/2020 (3)           2,085        2,289
Boynton Beach FL Util. System                                         6.25%    11/1/2020 (3)(ETM)        415          488
Brevard County FL Health Fac. (Holmes Medical Center)                5.625%    10/1/2014 (1)           3,000        3,232
Broward County FL Airport System Rev.                                 5.25%    10/1/2012 (1)          14,735       15,484
Broward County FL Solid Waste                                         5.75%     7/1/2013 (1)           4,130        4,481
Canaveral FL Port Auth.                                               6.00%     6/1/2006 (3)           1,000        1,086
Collier County FL COP                                                 6.25%    2/15/2013 (4)          12,500       14,662
Coral Springs FL Improvement Dist. GO                                 6.00%     6/1/2010 (1)           4,250        4,763
Dade County FL Health Fac. Auth. (Baptist Hosp. Miami)                5.25%    5/15/2013 (1)           5,500        5,674
Dade County FL School Board COP                                       5.60%     8/1/2006 (2)(Prere.)  22,420       24,871
Dade County FL School Board COP                                       5.70%     8/1/2006 (2)(Prere.)   4,300        4,798
Dade County FL School Dist. GO                                       6.875%     8/1/2002 (1)           5,000        5,527
Dade County FL Seaport GO                                             6.25%    10/1/2001 (2)(Prere.)   2,000        2,160
Dade County FL Seaport GO                                             6.50%    10/1/2001 (2)(Prere.)   4,090        4,446
Dade County FL Solid Waste System Rev.                                6.00%    10/1/2007 (2)           8,700        9,825
Dade County FL Water & Sewer System Rev.                              5.25%    10/1/2011 (3)           4,000        4,269
Dade County FL Water & Sewer System Rev.                              5.25%    10/1/2012 (3)           6,000        6,366
Dade County FL Water & Sewer System Rev.                              5.25%    10/1/2026 (3)          10,140       10,392
Dade County FL Water & Sewer System Rev.                              5.50%    10/1/2015 (3)           2,000        2,117
Dade County FL Water & Sewer System Rev.                              6.25%    10/1/2007 (3)           1,000        1,156
Dade County FL Water & Sewer System Rev.                              6.25%    10/1/2009 (3)           1,500        1,748
Dade County FL Water & Sewer System Rev. VRDO                         3.00%    12/2/1998 (3)           9,930        9,930
Davie FL Water & Sewer                                               6.375%    10/1/2012 (2)           2,500        2,973
Dunedin FL Util. System                                               6.75%    10/1/2008 (3)           1,115        1,335
Dunedin FL Util. System                                               6.75%    10/1/2010 (3)           2,465        2,995

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
Florida Board of Educ. Lottery Rev.                                   5.00%     7/1/2017 (3)         $ 8,000      $ 8,085
Florida Board Regent Univ. System                                    5.375%     7/1/2017 (1)           4,195        4,375
Florida Dept. of Environmental Protection                             5.00%     7/1/2011 (2)           6,500        6,761
Florida Dept. of Environmental Protection                             5.25%     7/1/2010 (1)           6,500        6,906
Florida Dept. of Environmental Protection                             5.50%     7/1/2000 (2)          14,095       14,539
Florida Dept. of Environmental Protection                             5.75%     7/1/2013 (2)           2,585        2,797
Florida Gas Util. Rev.                                                5.00%    12/1/2008 (4)++         7,500        7,980
Florida Muni. Power Agency                                            6.25%    10/1/2002 (2)(Prere.)   4,500        4,986
Florida Muni. Power Agency (Tricity Project)                          5.00%    10/1/2010 (2)           4,340        4,497
Florida Muni. Power Agency VRDO (Stanton Project)                     3.10%    12/2/1998 (1)           3,800        3,800
Florida Turnpike Auth. Rev.                                           5.00%     7/1/2014 (1)           5,000        5,124
Florida Turnpike Auth. Rev.                                           5.00%     7/1/2015 (1)           7,435        7,576
Florida Turnpike Auth. Rev.                                           5.00%     7/1/2017 (1)           8,165        8,252
Florida Turnpike Auth. Rev.                                           5.00%     7/1/2023 (1)          10,000       10,008
Greater Orlando FL Aviation Auth.                                     6.10%    10/1/2006 (2)           2,500        2,739
Hillsborough County FL IDA (Univ. Community Hosp.)                    6.50%    8/15/2019 (1)          14,600       17,724
Hillsborough County FL School Board COP                               5.25%     7/1/2017 (1)          12,000       12,350
Hillsborough County FL School Board COP                               5.50%     7/1/2018 (1)          15,945       17,245
Hillsborough County FL School Board COP                              5.625%     7/1/2005 (2)(Prere.)   6,500        7,226
Indian River County FL Water & Sewer Rev.                             5.25%     9/1/2018 (3)           6,415        6,584
Indian River County FL Water & Sewer Rev.                             6.50%     9/1/2008 (3)           2,540        2,988
Jacksonville FL Capital Improvement (Gator Bowl Project)              5.50%    10/1/2019 (2)           5,850        6,118
Jacksonville FL Entitlement Rev.                                      5.50%    10/1/2012 (2)           4,900        5,227
Lakeland FL Electric & Water Rev.                                     6.00%    10/1/2014 (3)           2,000        2,290
Lakeland FL Electric & Water Rev.                                     6.50%    10/1/2009 (3)           4,000        4,729
Lee County FL Local Option Gas Tax Rev.                               5.50%    10/1/2009 (1)           2,000        2,040
Lee County FL School Board COP                                        6.00%     8/1/2007 (4)           5,820        6,601
Lee County FL School Board COP                                        6.00%     8/1/2008 (4)           6,180        6,977
Marion County FL Hosp. Dist. (Munroe Regional Medical Center)         6.20%    10/1/2007 (3)           1,000        1,099
Melbourne FL Water & Sewer Rev.                                      6.375%    10/1/2012 (3)           1,000        1,100
Miami Beach FL Health Fac. Auth. (Mt. Sinai Medical Center)          6.125%   11/15/2014 (4)           1,250        1,368
Miami Beach FL Health Fac. Auth. (Mt. Sinai Medical Center)           6.25%   11/15/2008 (4)           2,000        2,207
Miami-Dade County FL Public Fac. Rev. (Jackson Memorial Hosp.)        5.25%     6/1/2010 (4)           2,815        2,993
Miami-Dade County FL Public Fac. Rev. (Jackson Memorial Hosp.)        5.25%     6/1/2011 (4)           2,950        3,115
Miami-Dade County FL Public Fac. Rev. (Jackson Memorial Hosp.)        5.25%     6/1/2012 (4)           3,120        3,275
Miami-Dade County FL Public Fac. Rev. (Jackson Memorial Hosp.)        5.25%     6/1/2013 (4)           3,160        3,296
Miami-Dade County FL School Board COP                                 5.25%     8/1/2008 (2)           8,430        9,099
Miami-Dade County FL School Board COP                                 5.25%     8/1/2011 (2)          12,790       13,628
Miami FL GO                                                           5.90%    12/1/2008 (3)           1,000        1,128
Miami FL GO                                                           6.00%    12/1/2009 (3)           1,380        1,575
Miramar FL Wastewater Improvement Assessment Refunding                5.00%    10/1/2019 (1)           5,000        5,008
Miramar FL Wastewater Improvement Assessment Refunding                5.00%    10/1/2025 (1)           2,500        2,502
Naples FL Hosp. Rev.                                                  5.50%    10/1/2016 (1)           2,250        2,370
North Broward FL Hosp. Dist. Rev.                                     5.25%    1/15/2017 (1)           3,500        3,585
North Broward FL Hosp. Dist. Rev.                                    5.375%    1/15/2013 (1)           1,750        1,851
North Broward FL Hosp. Dist. Rev.                                     5.75%    1/15/2007 (1)           2,560        2,840
Ocala FL Water & Sewer                                                5.50%    10/1/2015 (2)           4,550        4,852
Ocala FL Water & Sewer                                                6.00%    10/1/2005 (2)           2,565        2,876
Ocala FL Water & Sewer                                                6.00%    10/1/2010 (2)           2,435        2,791
Orange County FL Health Fac. Auth. (Adventist for Sunbelt Group)      5.25%   11/15/2020 (2)           3,000        3,041
Orange County FL Health Fac. Auth. (Adventist for Sunbelt Group)      5.50%   11/15/2015 (2)           1,250        1,323
Orange County FL Health Fac. Auth. (Adventist for Sunbelt Group)      6.25%   11/15/2008 (2)           4,570        5,210
Orange County FL Health Fac. Auth. (Adventist for Sunbelt Group)      6.25%   11/15/2010 (2)           6,015        6,780
Orange County FL Health Fac. Auth. (Orlando Regional Health)          6.25%    10/1/2009 (1)           6,980        8,103
Orange County FL Health Fac. Auth. (Orlando Regional Health)          6.25%    10/1/2010 (1)           7,435        8,663
Orange County FL Health Fac. Auth. (Orlando Regional Health)          6.25%    10/1/2011 (1)           3,910        4,576
Orange County FL Health Fac. Auth. (Orlando Regional Health)          6.25%    10/1/2013 (1)           2,465        2,890
Orange County FL Health Fac. Auth. (Orlando Regional Health)          6.25%    10/1/2016 (1)           5,500        6,419
Orange County FL Health Fac. Auth. (Orlando Regional Health)          6.25%    10/1/2018 (1)           2,700        3,163
Orange County FL Sales Tax Rev.                                      5.125%     1/1/2028 (3)           8,000        8,034
Orange County FL School Dist. COP                                    5.375%     8/1/2017 (1)           7,590        7,924

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND                            COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
Orange County FL School Dist. COP                                    5.375%     8/1/2022 (1)         $ 6,880     $  7,118
Orange County FL School Dist. COP                                     6.00%     8/1/2011 (1)           6,000        6,710
Orange County FL Solid Waste                                         6.375%    10/1/2017 (3)           3,500        3,846
Orange County FL Tourist Dev.                                         5.90%    10/1/2010 (1)           1,250        1,426
Orange County FL Tourist Dev.                                         6.50%    10/1/2002 (2)(Prere.)   4,000        4,468
Orlando & Orange County FL Expressway Auth.                           5.00%     7/1/2028 (3)          15,000       15,012
Orlando & Orange County FL Expressway Auth.                          5.375%     7/1/2011 (2)           5,000        5,256
Orlando & Orange County FL Expressway Auth.                           6.50%     7/1/2010 (3)           2,000        2,386
Osceola County FL Gas Tax Rev.                                        5.90%     4/1/2008 (3)           1,805        1,977
Palm Beach County FL Criminal Justice Fac.                           5.375%     6/1/2008 (3)           2,375        2,603
Palm Beach County FL Criminal Justice Fac.                           5.375%     6/1/2011 (3)           1,120        1,221
Palm Beach County FL Criminal Justice Fac.                            7.20%     6/1/2015 (3)           3,000        3,850
Palm Beach County FL Solid Waste Auth.                                6.00%    10/1/2007 (2)          10,000       11,420
Palm Beach County FL Solid Waste Auth.                                6.00%    10/1/2008 (2)          17,395       19,790
Pinellas County FL Health Fac. Auth. (Morton Plant Hosp.)             5.25%   11/15/2012 (1)           2,705        2,807
Pinellas County FL Sewer Rev.                                         5.00%    10/1/2024 (3)++         9,500        9,507
St. Lucie County FL Util. System Rev.                                 5.50%    10/1/2015 (3)(ETM)      5,000        5,415
St. Lucie County FL Util. System Rev.                                 6.00%    10/1/2020 (3)(ETM)+     3,165        3,590
St. Lucie County FL Util. System Rev.                                 6.50%    10/1/2008 (1)(ETM)      4,910        5,709
Sarasota County FL Util. System Rev.                                  5.75%    10/1/2012 (3)           4,325        4,666
Sarasota County FL Util. System Rev.                                  7.00%    10/1/2009 (3)           6,260        7,699
Seacoast FL Util. Auth.                                               5.50%     3/1/2010 (3)           2,500        2,641
Seacoast FL Util. Auth.                                               5.50%     3/1/2013 (3)           4,000        4,222
Seacoast FL Util. Auth.                                               5.50%     3/1/2017 (3)           2,400        2,606
Seacoast FL Util. Auth.                                               5.50%     3/1/2019 (3)           1,595        1,730
Seminole County FL School Board COP                                  6.125%     7/1/2004 (1)(Prere.)   3,500        3,948
Seminole County FL School Board COP                                   6.50%     7/1/2004 (1)(Prere.)   2,750        3,131
Seminole County FL Water & Sewer Rev.                                 6.00%    10/1/2009 (1)           1,800        2,059
Seminole County FL Water & Sewer Rev.                                 6.00%    10/1/2012 (1)           5,000        5,755
Seminole County FL Water & Sewer Rev.                                 6.00%    10/1/2019 (1)           7,500        8,579
South Miami FL Health Fac. Auth. Hosp. Rev.
   (Baptist Health Systems Obligation Group)                          5.00%   11/15/2028 (1)          20,000       19,938
Sunrise FL Util. System Rev.                                          5.20%    10/1/2022 (2)          17,805       18,523
Sunrise FL Util. System Rev.                                          5.75%    10/1/2006 (2)(Prere.)   2,000        2,242
Tallahasse FL Energy System Rev.                                      5.00%    10/1/2028 (4)++         5,590        5,572
Tallahasse FL Energy System Rev.                                      5.25%    10/1/2013 (4)           4,730        5,058
Tallahasse FL Energy System Rev.                                      5.25%    10/1/2014 (4)           2,000        2,129
Tallahasse FL Energy System Rev.                                      5.25%    10/1/2015 (4)           5,240        5,560
Tamarac FL Water & Sewer Utility                                      5.90%    10/1/2011 (3)           3,980        4,548
Tampa FL Health System Rev. (Catholic Healthcare East)                5.00%   11/15/2010 (1)           3,990        4,192
Tampa FL Health System Rev. (Catholic Healthcare East)                5.25%   11/15/2011 (1)           4,575        4,872
Tampa FL Health System Rev. (Catholic Healthcare East)                5.25%   11/15/2012 (1)           3,385        3,579
Tampa FL Health System Rev. (Catholic Healthcare East)                5.25%   11/15/2013 (1)           4,615        4,845
Tampa FL Health System Rev. (Catholic Healthcare East)                5.50%   11/15/2004 (1)           1,000        1,080
Tampa FL Health System Rev. (Catholic Healthcare East)                5.50%   11/15/2012 (2)           2,000        2,182
Tampa FL Health System Rev. (Catholic Healthcare East)                5.50%   11/15/2013 (2)           2,800        3,048
Tampa FL Health System Rev. (Catholic Healthcare East)                5.50%   11/15/2014 (2)           1,000        1,087
Tampa FL Health System Rev. (St. Mary's Hosp.)                        5.00%    12/1/2012 (1)(ETM)      7,380        7,613
Tampa FL Hillsborough County Expressway Auth.                         6.00%     7/1/2004 (2)           4,980        5,503
Tampa FL Hillsborough County Expressway Auth.                         6.50%     7/1/2002 (2)           4,130        4,510
Tampa FL Water & Sewer Rev.                                           6.25%    10/1/2012 (3)           5,805        6,315
Titusville FL Water & Sewer Rev.                                      6.00%    10/1/2004 (1)(Prere.)   2,500        2,814
West Palm Beach FL Public Service Tax Rev.                           6.125%     3/1/2002 (1)(Prere.)   1,560        1,690
OUTSIDE FLORIDA:
Puerto Rico Govt. Dev. Bank VRDO                                      2.90%    12/2/1998 (1)          12,700       12,700
                                                                                                                ---------
                                                                                                                  789,826
                                                                                                                ---------
NONINSURED (4.3%)
Florida Board of Educ.                                                5.00%     6/1/2012               6,000        6,002
Florida Board of Educ.                                                6.75%     6/1/2001 (Prere.)      2,000        2,169
Florida Housing Finance Agency                                        6.25%     7/1/2011               1,565        1,676

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                     COUPON         DATE               (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
Florida Housing Finance Agency                                        6.35%     7/1/2014             $ 1,975      $ 2,113
Gainesville FL Util. System Rev.                                      6.50%    10/1/2012               1,500        1,806
Jacksonville FL PCR VRDO (Florida Power & Light Co.)                  3.25%    12/2/1998               1,100        1,100
Orange County FL Health Fac. Auth. VRDO
   (Adventist Health System/Sunbelt)                                  3.15%    12/3/1998 LOC           2,100        2,100
Orlando FL Util. Comm. Rev.                                           6.75%    10/1/2017              11,700       14,312
St. Lucie County FL PCR Rev. VRDO (Florida Power & Light Co.)         3.25%    12/2/1998               1,500        1,500
Tallahassee FL Consolidated Util. System Rev.                         6.20%    10/1/2019               2,000        2,212
                                                                                                                 --------
                                                                                                                   34,990
                                                                                                                 --------
-------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $776,232)                                                                                                824,816
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.9%)
--------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                               18,554
Liabilities                                                                                                       (25,854)
                                                                                                                 --------
                                                                                                                   (7,300)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 70,834,016 outstanding $0.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                     $817,516
=========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $11.54
=========================================================================================================================

*See Note A in Notes to Financial Statements.

+Securities with a value of $1,588,000 have been segregated as initial margin for open futures contracts.

For key to abbreviations and other references, see below.

-------------------------------------------------------------------------------------------------------------------------
AT NOVEMBER 30, 1998, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
-------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                     $767,277       $10.83
Undistributed Net Investment Income                                                                       --           --
Accumulated Net Realized Gains--Note E                                                                 2,303          .03
Unrealized Appreciation (Depreciation)--Notes E and F
  Investment Securities                                                                               48,584          .69
  Futures Contracts                                                                                     (648)        (.01)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                          $817,516       $11.54
=========================================================================================================================

KEY TO ABBREVIATIONS

COP--Certificate of Participation.
GO--General Obligation.
IDA--Industrial Development Authority Bond.
PCR--Pollution Control Revenue.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.
++Security purchased on a when-issued or delayed delivery basis for which the fund has not taken delivery as of November 30, 1998.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------
                                       FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND
                                                    YEAR ENDED NOVEMBER 30, 1998
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                                                            $35,795
                                                                     -----------
        Total Income                                                     35,795
                                                                     -----------
EXPENSES
    The Vanguard Group--Note B
        Investment Advisory Services                                         89
        Management and Administrative                                     1,142
        Marketing and Distribution                                          174
    Custodian Fees                                                           10
    Auditing Fees                                                             8
    Shareholders' Reports                                                    18
    Annual Meeting and Proxy Costs                                            1
    Trustees' Fees and Expenses                                               1
                                                                     -----------
        Total Expenses                                                    1,443
        Expenses Paid Indirectly--Note C                                    (73)
                                                                     -----------
        Net Expenses                                                      1,370
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    34,425
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                            8,459
    Futures Contracts                                                      (438)
--------------------------------------------------------------------------------
REALIZED NET GAIN                                                         8,021
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                12,545
    Futures Contracts                                                      (645)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                         11,900
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $54,346
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

---------------------------------------------------------------------------------------------------
                                                                        FLORIDA INSURED LONG-TERM
                                                                             TAX-EXEMPT FUND
                                                                         YEAR ENDED NOVEMBER 30,
                                                                    -------------------------------
                                                                         1998                  1997
                                                                        (000)                 (000)
---------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                            $ 34,425             $ 28,360
    Realized Net Gain (Loss)                                            8,021               (2,189)
    Change in Unrealized Appreciation (Depreciation)                   11,900                9,742
                                                                    -------------------------------
        Net Increase in Net Assets Resulting from Operations           54,346               35,913
                                                                    -------------------------------
DISTRIBUTIONS
    Net Investment Income                                             (34,425)             (28,360)
    Realized Capital Gain                                                  --                   --
                                                                    -------------------------------
        Total Distributions                                           (34,425)             (28,360)
                                                                    -------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                            351,784              238,250
    Issued in Lieu of Cash Distributions                               22,335               18,246
    Redeemed                                                         (193,595)            (162,027)
                                                                    -------------------------------
        Net Increase from Capital Share Transactions                  180,524               94,469
---------------------------------------------------------------------------------------------------
    Total Increase                                                    200,445              102,022
---------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                                 617,071              515,049
                                                                    -------------------------------
    End of Year                                                      $817,516             $617,071
===================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                             30,858               21,630
    Issued in Lieu of Cash Distributions                                1,958                1,654
    Redeemed                                                          (17,015)             (14,772)
                                                                    -------------------------------
        Net Increase in Shares Outstanding                             15,801                8,512
===================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND
                                                                                          YEAR ENDED NOVEMBER 30,
                                                                        ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                               1998         1997         1996         1995         1994
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                       $11.21       $11.07       $10.94       $ 9.61       $10.86
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                  .551         .561         .550         .560         .550
    Net Realized and Unrealized Gain (Loss) on Investments                 .330         .140         .130        1.330       (1.180)
                                                                        ------------------------------------------------------------
        Total from Investment Operations                                   .881         .701         .680        1.890        (.630)
                                                                        ------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                  (.551)       (.561)       (.550)       (.560)       (.550)
    Distributions from Realized Capital Gains                               --          --           --            --         (.070)
                                                                        ------------------------------------------------------------
        Total Distributions                                               (.551)       (.561)       (.550)       (.560)       (.620)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                             $11.54       $11.21       $11.07       $10.94       $ 9.61
====================================================================================================================================

TOTAL RETURN                                                               8.03%        6.54%        6.45%       20.05%       -6.08%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                                     $818         $617         $515         $423         $284
    Ratio of Total Expenses to Average Net Assets                          0.20%        0.19%        0.19%        0.21%        0.22%
    Ratio of Net Investment Income to Average Net Assets                   4.83%        5.10%        5.09%        5.33%        5.31%
    Portfolio Turnover Rate                                                  21%          13%          19%          20%          43%
====================================================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard Florida Insured Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Florida.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

       1. SECURITY VALUATION: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

       2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

       3. FUTURES CONTRACTS: The fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

       Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

       4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

       5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 1998, the fund had contributed capital of $147,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.2% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

C. The fund's investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the fund part of the underwriting fees generated. Such rebates or credits are used solely to reduce the fund's administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 1998, directed brokerage and custodian fee offset arrangements reduced expenses by $63,000 and $10,000, respectively. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

D. During the year ended November 30, 1998, the fund purchased $323,273,000 of investment securities and sold $143,679,000 of investment securities, other than temporary cash investments.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The fund had realized losses totaling $5,262,000 through November 30, 1998, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F). The fund used a capital loss carryforward of $1,422,000 to offset taxable capital gains realized during the year ended November 30, 1998, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For federal income tax purposes, the fund had realized capital gains of $6,917,000 available for distribution at November 30, 1998.

F. At November 30, 1998, net unrealized appreciation of investment securities for federal income tax purposes was $43,322,000, consisting of unrealized gains of $43,448,000 on securities that had risen in value since their purchase and $126,000 in unrealized losses on securities that had fallen in value since their purchase.

       At November 30, 1998, the aggregate settlement value of open futures contracts expiring through March 1999 and the related unrealized appreciation (depreciation) were:

            -----------------------------------------------------------------------------------------------
                                                                                       (000)
                                                                      -------------------------------------
                                                   NUMBER OF              AGGREGATE            UNREALIZED
                                                 LONG (SHORT)            SETTLEMENT           APPRECIATION
            FUTURES CONTRACTS                      CONTRACTS                VALUE            (DEPRECIATION)
            -----------------------------------------------------------------------------------------------
            Municipal Bond Index                       14                $  1,771               $  25
            U.S. Treasury Bond                       (424)                 55,028                (774)
            U.S. Treasury Note                       (103)                 12,268                 101
            -----------------------------------------------------------------------------------------------

Net unrealized depreciation on open futures contracts is required to be treated as realized loss for tax purposes.

REPORT OF INDEPENDENT ACCOUNTANTS

                                                           [VANGUARD GROUP LOGO]

To the Shareholders and
Trustees of
Vanguard Florida Insured Long-Term Tax-Exempt Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Florida Insured Long-Term Tax-Exempt Fund (the "Fund") at November 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

January 6, 1999

SPECIAL 1998 TAX INFORMATION (UNAUDITED) FOR VANGUARD FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND

This information for the fiscal year ended November 30, 1998, is included pursuant to provisions of the Internal Revenue Code.

       The fund designates 100% of its income dividends as exempt-interest dividends.

                             TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson-Merck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

                              OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

                            OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DiSTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MacKINNON
Managing Director, Fixed Income Group.

F. WILLIAM McNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

 "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is
    the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

                               VANGUARD MILESTONES

                                   [ARTWORK]

                              The Vanguard Group is
                             named for HMS Vanguard,
                        Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                          John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                  description, it was absolutely irresistible."

                                   [ARTWORK]

                          Walter L. Morgan, founder of
                          Wellington Fund, the nation's
                           first balanced mutual fund
                        and forerunner of today's family
                           of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                         a true investment pioneer, died
                         six weeks later on September 2.

                                   [ARTWORK]

                                Wellington Fund,
                        The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                       70 years ago, on December 28, 1928.
                            The fund was named after
                             the Duke of Wellington,
                              whose forces defeated
                            Napoleon Bonaparte at the
                           Battle of Waterloo in 1815.

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482


FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

Q180-01/18/1999

(C) 1999 Vanguard Marketing Corporation, Distributor. All rights reserved.